SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”), is made and entered into as of this 20th day of October, 2005, with an effective date as set forth in Section 3 hereof, by and among IKON OFFICE SOLUTIONS, INC., an Ohio corporation (the “US Borrower”), IKON OFFICE SOLUTIONS GROUP PLC (Company number 2803484), a company organized under the laws of England and Wales (the “UK Borrower” and, collectively with the US Borrower, the “Borrowers”), the Domestic Subsidiaries of the US Borrower listed on the signature pages hereto (the “Guarantors”), the Lenders party to the Credit Agreement referred to below (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”), DEUTSCHE BANK SECURITIES INC., as Syndication Agent, PNC BANK NATIONAL ASSOCIATION, as Syndication Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and THE ROYAL BANK OF SCOTLAND PLC, as Documentation Agent.

Statement of Purpose

The Lenders agreed to extend certain credit facilities to the Borrowers pursuant to the Credit Agreement dated as of July 28, 2004 by and among the Borrowers, the Lenders, the Administrative Agent, the Syndication Agents and the Documentation Agents (as amended by that certain First Amendment and Consent dated as of March 24, 2005, as modified by those certain Consents dated as of April 28, 2005 and June 29, 2005, respectively, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrowers desire to amend or modify certain provisions of the Credit Agreement in certain respects on the terms and conditions set forth below.

Subject to and in accordance with the terms and conditions set forth herein, the Lenders party hereto are willing to agree to the modifications described in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Amendments to the Credit Agreement. The Credit Agreement is hereby modified as follows:

(a) Amendment to Add New Definition. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in appropriate alphabetical order:

“Second Amendment Effective Date” means the effective date of the Second Amendment dated as of October 20, 2005 by and among the Borrowers, the Lenders party thereto and the Administrative Agent.

(b) Amendment to Section 10.6. Section 10.6 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“SECTION 10.6 Limitations on Dividends and Distributions. Declare or pay any dividends upon any of its Capital Stock; purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its Capital Stock, or make any distribution of cash, property or assets among the holders of shares of its Capital Stock, or make any change in its capital structure which such change in its capital structure could reasonably be expected to have a Material Adverse Effect; provided that:

(a) the US Borrower or any Subsidiary may pay dividends in shares of its own Capital Stock;

(b) so long as no Default or Event of Default has occurred and is continuing both before and after giving effect to any payment of cash dividends and/or share repurchase, during the term of this Agreement, the US Borrower may pay cash dividends and/or repurchase shares of its common stock in an aggregate amount not to exceed:

(i) with respect to any payment of cash dividends and/or share repurchase made during the period from the Second Amendment Effective Date through the Revolving Credit Maturity Date, $100,000,000; plus

(ii) with respect to any payment of cash dividends and/or share repurchase made during the period from the Second Amendment Effective Date through and including September 30, 2007, fifty percent (50%) of the sum of the Net Income of the US Borrower and its Subsidiaries earned in the fiscal quarter ending September 30, 2005 and each full fiscal quarter ending thereafter through September 30, 2007;

(c) in addition to the cash dividends and/or share repurchases permitted under subsection (b) of this Section 10.6, the US Borrower may pay cash dividends and/or repurchase shares of its common stock in an aggregate amount not to exceed $75,000,000 during the term of this Agreement, if (i) the Leverage Ratio (after giving pro forma effect to each such proposed cash dividend and/or share repurchase) as of the end of the most recently ended fiscal quarter for which financial statements and an Officer’s Compliance Certificate have been delivered pursuant to Sections 7.1 and 7.2 is less than 2.00 to 1.00, (ii) such payment of cash dividends and/or share repurchase occurs on or after the date on which the financial statements and Officer’s Compliance Certificate for the fiscal quarter ending September 30, 2006 have been delivered pursuant to Section 7.1 and 7.2 and (iii) no Default or Event of Default has occurred and is continuing both before and after giving effect to such cash dividends and/or share repurchases;

(d) the US Borrower may repurchase (i) the June 2008 Notes and (ii) to the extent that the May 2007 Notes are not converted to common stock of the US Borrower, the May 2007 Notes, in each case so long as no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such repurchase;

(e) any Subsidiary may pay dividends to the US Borrower or a Guarantor;

(f) any Subsidiary that is not a Guarantor may pay dividends to any other Subsidiary that is not a Guarantor; and

(g) any Subsidiary may pay dividends to third party owners of its Capital Stock in connection with the dividends paid pursuant to subsections (e) and (f) of this Section 10.6 in an amount equal to such third party’s ratable percentage of such dividends.”

3. Effectiveness. This Amendment shall become effective on the date that each of the following conditions has been satisfied:

(a) Amendment Documents. The Administrative Agent shall have received a duly executed counterpart of this Amendment from the Administrative Agent, the Borrowers, the Guarantors and the Required Lenders; and

(b) Fees and Expenses.

(i) The Borrowers shall pay all reasonable, out-of-pocket fees and expenses of the Administrative Agent (including, without limitation, all costs of electronic or internet distribution of any information hereunder) in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable, fees, disbursements and other charges of counsel for the Administrative Agent.

(ii) The Borrowers shall pay to the Administrative Agent for its own account and the account of each of the other Lenders that consents to the Amendment by 5:00 P.M. (Eastern time) on October 19, 2005, an amendment fee equal to five (5) basis points of each consenting Lender’s Commitment.

4. Reaffirmation of Security Documents.

(a) By its execution hereof, each Borrower and each Guarantor hereby expressly (i) consents to the modifications and amendments set forth in this Amendment, (ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Guaranty Agreement, the Collateral Agreement and the other Loan Documents to which it is a party and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Guaranty Agreement, the Collateral Agreement and the other Loan Documents to which it is a party remain in full force and effect.

(b) Each Borrower and each Guarantor hereby confirms that each of the Security Documents to which it is a party shall continue to be in full force and effect and is hereby ratified and reaffirmed in all respects as if fully restated as of the date hereof by this Amendment. In furtherance of the reaffirmations set forth in this Section 4, each Borrower and each Guarantor hereby grants and assigns a security interest in all Collateral identified in any Security Document as collateral security for the Obligations and the Guaranteed Obligations (as defined in the applicable Guaranty Agreement).

5. Effect of Amendment. Except as expressly provided herein, the Credit Agreement and the Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (i) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (ii) to be a waiver of, or consent to, a modification or amendment to any term or provision of any Loan Document specifically consented to, waived, amended or modified by this Amendment on any other occasion, or (iii) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

6. Representations and Warranties/No Default.

(a) By its execution hereof, each Borrower and each Guarantor hereby certifies that (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (after giving effect to this Amendment) is true and correct in all material respects as of the date hereof as if fully set forth herein, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date (provided that any representation and warranty that is qualified by materiality or reference to Material Adverse Effect shall be true and correct in all respects) and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof.

(b) By its execution hereof, each Borrower and each Guarantor hereby represents and warrants that it has the right, power and authority and has taken all necessary corporate and company action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

(c) By its execution hereof, each Borrower and each Guarantor hereby represents and warrants that this Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Borrower or such Guarantor, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

7. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts of law principles thereof.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together constitute one and the same agreement.

9. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages To Follow]

US BORROWER:

IKON OFFICE SOLUTIONS, INC.,
as US Borrower

By: /s/ KATHLEEN M. BURNS
Name: Kathleen M. Burns
Title: Vice President and Treasurer

UK BORROWER:

IKON OFFICE SOLUTIONS GROUP PLC,
as UK Borrower

By: /s/ PETER SIMPSON
Name: Peter Simpson
Title: Secretary

[Signature pages continue]

ACKNOWLEDGED AND AGREED TO BY:

GUARANTORS:

IKON OFFICE SOLUTIONS TECHNOLOGY SERVICES, LLC, as Guarantor

By: /s/ KATHLEEN M. BURNS
Name: Kathleen M. Burns
Title: Treasurer

IKON OFFICE SOLUTIONS WEST, INC., as Guarantor

By: /s/ KATHLEEN M. BURNS
Name: Kathleen M. Burns
Title: Assistant Treasurer

IKON REALTY, INC., as Guarantor

By: /s/ KATHLEEN M. BURNS
Name: Kathleen M. Burns
Title: Treasurer

INA NORTH AMERICA HOLDINGS, INC., as Guarantor

By: /s/ KATHLEEN M. BURNS
Name: Kathleen M. Burns
Title: Treasurer

UPSHUR COALS CORPORATION, as Guarantor IKON OFFICE

SOLUTIONS TECHNOLOGY SERVICES, LLC, as Grantor and Issuer

By: /s/ KATHLEEN M. BURNS
Name: Kathleen M. Burns
Title: Treasurer

ADMINISTRATIVE AGENT and LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Lender

By: /s/ MARK B. FELKER
Name: Mark B. Felker
Title: Managing Director

[Signature pages continue]

THE ROYAL BANK OF SCOTLAND PLC,

as Documentation Agent and Lender

By: /s/ EDDIE DEC
Name: Eddie Dec
Title: Vice President

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GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and Lender

By: /s/ BRIAN P. SCHWINN
Name: Brian P. Schwinn
Title: Duly Authorized Signatory

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DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By: /s/ FREDERICK W. LAIRD
Name: Frederick W. Laird
Title: Managing Director

By: /s/ MING K. CHU
Name: Ming K. Chu
Title: Vice President

DEUTSCHE BANK SECURITIES INC., as Syndication Agent

By: /s/ FREDERICK W. LAIRD
Name: Frederick W. Laird
Title: Managing Director

By: /s/ MING K. CHU
Name: Ming K. Chu
Title: Vice President

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PNC BANK NATIONAL ASSOCIATION,

as Syndication Agent and Lender

By: /s/ FRANK A. PUGLIESE
Name: Frank A. Pugliese
Title: Vice President

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WELLS FARGO FOOTHILL, LLC, as Lender

By: /s/ MICHAEL P. BARANOWSKI
Name: Michael P. Baranowski
Title: Vice President

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LASALLE BANK NATIONAL ASSOCIATION, as Lender

By: /s/ DAVID P. BARRETT

Name: David P. Barrett

Title: Vice President

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SCOTIABANC INC., as Lender

By: /s/ WILLIAM E. ZARRETT
Name: William E. Zarrett
Title: Managing Director

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LEHMAN COMMERCIAL PAPER INC.,

as Lender

By: /s/ CRAIG MALLOY
Name: Craig Malloy
Title: Authorized Signatory

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FIFTH THIRD BANK, as Lender

By: /s/ CHRISTINE L. WAGNER
Name: Christine L. Wagner
Title: Vice President

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THE BANK OF NEW YORK, as Lender

By: /s/ ERNEST FUNG
Name: Ernest Fung
Title: Vice President

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RZB FINANCE LLC, as Lender

By: /s/ JOHN A. VALISKA
Name: John A. Valiska
Title: First Vice President

By: /s/ ELISABETH HIRST
Name: Elisabeth Hirst
Title: Assistant Vice President

[Signature pages continue]

ISRAEL DISCOUNT BANK OF NEW YORK,

as Lender

By: /s/ ANDY BALLTA
Name: Andy Ballta
Title: Vice President

By: /s/ ROY GROSSMAN
Name: Roy Grossman
Title: Senior Vice President